THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Opportunistic High Income Fund

Penn Capital Mid Cap Core Fund

Penn Capital Special Situations Small Cap Equity Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 19, 2024

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2023

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.       Penn Capital Management Company, LLC (“Penn Capital”) has provided investment advisory services to the Funds pursuant to an investment advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of each Fund, and Penn Capital (the “Original Agreement”).

A newly formed entity formed by two members of Penn Capital’s senior management purchased all of the rights and interests of Spouting Rock Asset Management’s lender and foreclosed upon the Penn Capital equity owned by Spouting Rock Asset Management. In addition, the newly formed entity purchased the equity ownership of 525 Holdings LLC, Penn Capital’s controlling member. The newly formed entity then subsequently sold a majority and controlling interest in Penn Capital to SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC. The transactions closed on July 3, 2024 (the “Closing Date”). The new ownership structure of Penn Capital resulting from the transactions is not expected to result in any significant changes for existing shareholders of the Funds. Under the federal securities laws, however, a change in ownership of this type causes the Original Agreement to automatically terminate. Accordingly, to avoid disruption of the Funds’ investment management program, on April 24, 2024, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, with respect to each Fund, and Penn Capital (the “Interim Agreement”), which will be effective for up to 150 days following the Closing Date (i.e., until and including November 30, 2024). The terms of the Interim Agreement are the same as those of the Original Agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The management fees payable by the Funds under the Interim Agreement are the same as those under the Original Agreement.

In order for Penn Capital to continue serving as each Fund’s investment adviser following the expiration of the Interim Agreement, a new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “New Advisory Agreement”) will be required. The New Advisory Agreement is subject to the approval of the Board and the respective shareholders of each Fund. If approved by the Board, shareholders of the Funds as of a record date to be determined by the Board will be asked to approve the New Advisory Agreement at a special meeting of shareholders. Additional information regarding the special meeting will be contained in a proxy statement to be mailed to shareholders in advance of the special meeting. The New Advisory Agreement will become effective if approved by each Fund’s shareholders and will replace the Interim Agreement upon its effectiveness. If the New Advisory Agreement is not approved by each Fund’s shareholders, then the Board will consider other alternatives.

2.       Steven Civera, CFA, no longer serves as a portfolio manager to the Penn Capital Mid Cap Core Fund and Penn Capital Special Situations Small Cap Equity Fund. Accordingly, effective immediately, all references to Mr. Civera in the Prospectus and SAI are hereby removed. Penn Capital uses a team-based approach for the management of the Penn Capital Mid Cap Core Fund and Penn Capital Special Situations Small Cap Equity Fund, and Chad Bolen, CFA, and Eric J. Green, CFA, remain jointly and primarily responsible for the day-to-day management of each Fund.

Please keep this Supplement with your records.